As filed with the Securities and Exchange Commission on March 23, 2005

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 23, 2005


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                      1-5706                 58-0971455
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(State or other jurisdiction of  (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

                  8000 Tower Point Drive, Charlotte, NC              28227
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                 (Address of principal executive offices)          (Zip Code)

         Registrant's telephone number, including area code:   (704) 321-7380

          (Former name or former address, if changed since last report)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

     |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

On March 23, 2005, Metromedia International Group, Inc. (the "Company") announced that it has not fully completed the preparation of its consolidated financial statements and footnote disclosures for the annual audit of the Company, as required for filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the "Form 10-K"), and therefore does not expect that it will file its Form 10-K with the United States Securities and Exchange Commission ("SEC") by March 31, 2005, the required date in order for the Form 10-K to be timely filed. The Company also announced that upon the determination that the Company's 2004 financial results are not subject to substantial change, the Company plans to issue a press release containing its 2004 financial results to provide further insight on its 2004 business performance.

The delay in filing the Form 10-K is attributable to the additional time required by the finance teams of the Company's PeterStar and Magticom business ventures to prepare and finalize their final US GAAP financial results, which in turn has significantly delayed the completion of audit procedures by the Company's outside independent accountants for these business ventures. At present, the Company anticipates that the final US GAAP financial results reports for PeterStar and Magticom will be finalized and delivered to the Company shortly, and upon their receipt, the Company will finalize its consolidated financial statements and management's discussion and analysis of the Company's financial condition and results of operation.

Shortly following the Company's filing of the Form 10-K, the Company expects to file with the SEC a preliminary proxy statement on Schedule 14A and schedule a meeting of the Company's stockholders for consideration of the previously announced proposed sale of the Company's interest in PeterStar and for the election of directors by the holders of the Company's common and preferred stock. Assuming approval of the sale of the Company's interest in PeterStar by a majority of the holders of the Company's common stock at such stockholder meeting, the Company presently expects to consummate the sale of PeterStar during the third quarter of this year.

At present, the Company can not provide any further guidance as to when the Form 10-K will be filed with the SEC or when the annual audited financial statements will be completed.

The press release announcing this matter is attached as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It:

The Company intends to file with the SEC a proxy statement and other relevant documents in connection with the proposed sale of the Company's interest in PeterStar. Investors and security holders of the Company are urged to read the proxy statement and other relevant documents when they become available because they will contain important information about the Company and the proposed sale. Investors and security holders of the Company may obtain free copies of the proxy statement and other relevant documents filed with the SEC (when they become available) at the SEC's website at www.sec.gov, and at the Company's website at www.metromedia-group.com. In addition, investors and security holders of the Company may obtain free copies of the proxy statement (when it becomes available) by writing to 8000 Tower Point Drive, Charlotte, NC 28227, Attention: Investor Relations, or by emailing to investorrelations@mmgroup.com.
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The Company and its directors, executive officers, certain members of management and certain employees may be deemed to be participants in the solicitation of proxies in respect of the proposed sale. A description of the interests in the Company of its directors and executive officers is set forth in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2003 filed with the SEC on May 26, 2004 and in the Company's proxy statement for its 2003 annual meeting of stockholders filed with the SEC on October 20, 2003. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed sale, and a description of their direct and indirect interests in the proposed sale, will be set forth in the proxy statement when it is filed with the SEC.

Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

         99.1 Press Release of Metromedia International Group, Inc., dated March 23, 2005.
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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               METROMEDIA INTERNATIONAL GROUP, INC.


                               By: /S/ HAROLD F. PYLE, III
                                   ---------------------------------------------
                                    Name:  Harold F. Pyle, III
                                    Title: Executive Vice President Finance,
                                           Chief Financial Officer and Treasurer

Date: March 23, 2005
Charlotte, NC